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EXHIBIT 10.36

FIRST
UNION

                                 LOAN AGREEMENT

First Union National Bank
702 Hamilton Street
Allentown, Pennsylvania  18101
(Hereinafter referred to as the "Bank")

FASTNET Corporation
Two Courtney Place, Suite 130
3864 Courtney Street
Bethlehem, Pennsylvania  18107

NetReach, Inc.
One e-Commerce Plaza
124 South Maple Street
Ambler, Pennsylvania  19002

Daslic Holdings Company
103 Foulk Road, Suite 200
Wilimington, Delaware  19803

FASTNET Acquisition, Inc.
1209 Orange Street
Wilmington, Delaware  19801
(Individually and collectively "Borrower")

This Loan Agreement ("Agreement") is entered into December 28, 2001, by and between Bank and Borrower.

This Agreement applies to the loan or loans (individually and collectively, the "Loan") evidenced by one or more promissory notes dated December 28, 2001 as modified from time to time (whether one or more, the "Note") and all Loan Documents. The terms "Loan Documents" and "Obligations," as used in this Agreement, are defined in the Note.

Relying upon the covenants, agreements, representations and warranties contained in this Agreement, Bank is willing to extend credit to Borrower upon the terms and subject to the conditions set forth herein, and Bank and Borrower agree as follows:

REPRESENTATIONS. Borrower represents that from the date of this Agreement and until final payment in full of the Obligations: ACCURATE INFORMATION. All information now and hereafter furnished to Bank is and will be true, correct and complete in all material respects. Any such information relating to Borrower's financial condition will fairly reflect Borrower's financial condition as of the date(s) thereof, (including all contingent liabilities of every type), and Borrower further represents that its financial condition has not changed materially and adversely since the date(s) of such documents. AUTHORIZATION; NON-CONTRAVENTION. The execution, delivery and performance by Borrower and any guarantor, as applicable, of this Agreement and other Loan Documents to which it is a party are within its power, have been duly authorized as may be required and, if necessary, by making appropriate filings with any governmental agency or unit and are the legal, binding, valid and enforceable obligations of Borrower and any guarantors; and do not (i) contravene, or constitute (with or without the giving of notice or lapse of time or both) a violation of any provision of applicable law, a violation of the organizational documents of Borrower or any guarantor, or a default under any agreement, judgment, injunction, order, decree or other instrument binding upon or affecting Borrower or any guarantor, (ii) result in the creation or imposition of any lien (other than the lien(s) created by the Loan Documents) on any of Borrower's or any guarantor's assets, or (iii)


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give cause for the acceleration of any obligations of Borrower or any guarantor to any other creditor. ASSET OWNERSHIP. Borrower has good and marketable title to all of the properties and assets reflected on the balance sheets and financial statements supplied Bank by Borrower, and all such properties and assets are free and clear of mortgages, security deeds, pledges, liens, charges, and all other encumbrances, except as otherwise disclosed to Bank by Borrower in writing and approved by Bank ("Permitted Liens"). To Borrower's knowledge, no default has occurred under any Permitted Liens and no claims or interests adverse to Borrower's present rights in its properties and assets have arisen. DISCHARGE OF LIENS AND TAXES. Borrower has duly filed, paid and/or discharged all taxes or other claims which may become a lien on any of its property or assets, except to the extent that such items are being appropriately contested in good faith and an adequate reserve for the payment thereof is being maintained. SUFFICIENCY OF CAPITAL. Borrower is not, and after consummation of this Agreement and after giving effect to all indebtedness incurred and liens created by Borrower in connection with the Note and any other Loan Documents, will not be, insolvent within the meaning of 11 U.S.C. ss. 101(32). COMPLIANCE WITH LAWS. Borrower is in compliance in all material respects with all federal, state and local laws, rules and regulations applicable to its properties, operations, business, and finances, including, without limitation, any federal or state laws relating to liquor (including 18 U.S.C. ss. 3617, et seq.) or narcotics (including 21 U.S.C. ss. 801, et seq.) and/or any commercial crimes; all applicable federal, state and local laws and regulations intended to protect the environment; and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), if applicable. ORGANIZATION AND AUTHORITY. Each corporate or limited liability company Borrower and/or guarantor, as applicable, is duly created, validly existing and in good standing under the laws of the state of its organization, and has all powers, governmental licenses, authorizations, consents and approvals required to operate its business as now conducted. Each corporate or limited liability company Borrower and/or guarantor, as applicable, is duly qualified, licensed and in good standing in each jurisdiction where qualification or licensing is required by the nature of its business or the character and location of its property, business or customers, and in which the failure to so qualify or be licensed, as the case may be, in the aggregate, could have a material adverse effect on the business, financial position, results of operations, properties or prospects of Borrower or any such guarantor. NO LITIGATION. There are no pending or threatened suits, claims or demands against Borrower or any guarantor that have not been disclosed to Bank by Borrower in writing. REGULATION U. None of the proceeds of the credit extended pursuant to this Agreement shall be used directly or indirectly for the purpose of purchasing or carrying any margin stock in violation of any of the provisions of Regulation U of the Board of Governors of the Federal Reserve System ("Regulation U"), or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock or for any other purchase which might render the Loan a "Purpose Credit" within the meaning of Regulation U. ERISA. Each employee pension benefit plan, as defined in ERISA, maintained by Borrower meets, as of the date hereof, the minimum funding standards of ERISA and all applicable regulations thereto and requirements thereof, and of the Internal Revenue Code of 1986, as amended. No "Prohibited Transaction" or "Reportable Event" (as both terms are defined by ERISA) has occurred with respect to any such plan.

AFFIRMATIVE COVENANTS. Borrower agrees that from the date hereof and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will: ACCESS TO BOOKS AND RECORDS. Allow Bank, or its agents, during normal business hours, access to the books, records and such other documents of Borrower as Bank shall reasonably require, and allow Bank, at Bank's expense, to inspect, audit and examine the same and to make extracts therefrom and to make copies thereof. BUSINESS CONTINUITY. Conduct its business in substantially the same manner as such business is now and has previously been conducted. CERTIFICATE OF Deposit. Maintain with Bank a Certificate of Deposit in the amount of $2,300,000.00, with no penalty for early withdrawal. COMPLIANCE WITH OTHER AGREEMENTS. Comply with all terms and conditions contained in this Agreement, and any other Loan Documents, and swap agreements, if applicable, as defined in the 11 U.S.C. ss. 101. ESTOPPEL CERTIFICATE. Furnish, within 15 days after request by Bank, a written statement duly acknowledged of the amount due under the Loan and whether offsets or defenses exist against the Obligations. INSURANCE. Maintain adequate insurance coverage with respect to its properties and business against loss or damage of the kinds and in the amounts customarily insured against by companies of established reputation engaged in the same or similar businesses including, without limitation, commercial general liability


                                     Page 2
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insurance, workers compensation insurance, and business interruption insurance;
all acquired in such amounts and from such companies as Bank may reasonably require. MAINTAIN PROPERTIES. Maintain, preserve and keep its property in good repair, working order and condition, making all needed replacements, additions and improvements thereto, to the extent allowed by this Agreement. NOTICE OF DEFAULT AND OTHER NOTICES. (a) NOTICE OF DEFAULT. Furnish to Bank immediately upon becoming aware of the existence of any condition or event which constitutes a Default (as defined in the Loan Documents) or any event which, upon the giving of notice or lapse of time or both, may become a Default, written notice specifying the nature and period of existence thereof and the action which Borrower is taking or proposes to take with respect thereto. (b) OTHER NOTICES. Promptly notify Bank in writing of (i) any material adverse change in its financial condition or its business; (ii) any default under any material agreement, contract or other instrument to which it is a party or by which any of its properties are bound, or any acceleration of the maturity of any material indebtedness owing by Borrower; (iii) any material adverse claim against or affecting Borrower or any part of its properties; (iv) the commencement of, and any material determination in, any material litigation with any third party or any proceeding before any governmental agency or unit affecting Borrower; and
(v) at least 30 days prior thereto, any change in Borrower's name or address as shown above, and/or any change in Borrower's structure. OTHER FINANCIAL INFORMATION. Deliver promptly such other information regarding the operation, business affairs, and financial condition of Borrower which Bank may reasonably request. PAYMENT OF DEBTS. Pay and discharge when due, and before subject to penalty or further charge, and otherwise satisfy before maturity or delinquency, all obligations, debts, taxes, and liabilities of whatever nature or amount, except those which Borrower in good faith disputes. REPORTS AND PROXIES. Deliver to Bank, promptly, a copy of all financial statements, reports, notices, and proxy statements, sent by Borrower to stockholders, and all regular or periodic reports required to be filed by Borrower with any governmental agency or authority.

NEGATIVE COVENANTS. Borrower agrees that from the date of this Agreement and until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, Borrower will not: CHANGE IN FISCAL YEAR. Change its fiscal year. ENCUMBRANCES. Create, assume, or permit to exist any mortgage, security deed, deed of trust, pledge, lien, charge or other encumbrance on any of its assets, whether now owned or hereafter acquired, other than: (i) security interests required by the Loan Documents; (ii) liens for taxes contested in good faith; (iii) liens accruing by law for employee benefits; (iv) Permitted Liens or (v) purchase money security interests and liens for leased equipment. GUARANTEES. Guarantee or otherwise become responsible for obligations of any other person or persons other than the endorsement of checks and drafts for collection in the ordinary course of business. DEFAULT ON OTHER CONTRACTS OR OBLIGATIONS. Default on any material contract with or obligation when due to a third party or default in the performance of any material obligation to a third party incurred for money borrowed. GOVERNMENT INTERVENTION. Permit the assertion or making of any seizure, vesting or intervention by or under authority of any government by which the management of Borrower or any guarantor is displaced of its authority in the conduct of its respective business or its such business is curtailed or materially impaired. JUDGMENT ENTERED. Permit the entry of any monetary judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower, in excess of $100,000.00. RETIRE OR REPURCHASE CAPITAL STOCK. Retire or otherwise acquire any of its capital stock, except as currently provided regarding its Series A Convertible Preferred Stock.

ANNUAL FINANCIAL STATEMENTS. Borrower shall deliver to Bank, within 120 days after the close of each fiscal year, audited financial statements reflecting its operations during such fiscal year, including, without limitation, a balance sheet, profit and loss statement and statement of cash flows, with supporting schedules and in reasonable detail, prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year. All such statements shall be audited by an independent certified public accountant which is nationally recognized or reasonably acceptable to Bank. Such statements shall be certified as to their correctness by a principal financial officer of Borrower.

FINANCIAL COVENANTS. Borrower agrees to the following provisions from the date hereof until final payment in full of the Obligations, unless Bank shall otherwise consent in writing, using the financial information for Borrower, its subsidiaries, affiliates and its holding or parent company, as applicable:
MINIMUM CASH. Borrower shall, at all times, maintain a minimum cash position of at least $5,000,000.00. For purposes hereof, "cash" shall include money market accounts, time deposits, certificates of deposits, U.S. government securities and commercial paper rated AAA. DEPOSIT RELATIONSHIP. Borrower shall maintain

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its primary depository account and cash management account with Bank. LOANS AND
ADVANCES. Borrower shall not, during any fiscal year, make loans or advances, excepting ordinary course of business travel and expense advances, to any person or entity. LIMITATION ON DEBT. Borrower shall not, directly or indirectly, create, incur, assume or become liable for any additional indebtedness, whether contingent or direct, in excess of $500,000.00; provided, however, in connection with acquisitions, Borrower may incur indebtedness in excess of $500,000, so long as Borrower remains in compliance with all other covenants and terms of this Agreement. DIVIDENDS. Borrower shall not, during any fiscal year, declare or pay dividends or make other distributions to its shareholders, except as provided for its existing Series A Convertible Preferred Stock.

CONDITIONS PRECEDENT. The obligations of Bank to make the loan and any advances pursuant to this Agreement are subject to the following conditions precedent:
ADDITIONAL DOCUMENTS. Receipt by Bank of such additional supporting documents as Bank or its counsel may reasonably request.

IN WITNESS WHEREOF, Borrower and Bank, on the day and year first written above, have caused this Agreement to be executed under seal.


                                        FASTNET Corporation

                                        By: /s/ Stephen A. Hurley         (SEAL)
                                            ------------------------------------
                                            Stephen A. Hurley
                                            President

                                        NetReach, Inc.

                                        By: /s/ Stephen A. Hurley         (SEAL)
                                            ------------------------------------
                                            Stephen A. Hurley
                                            President

                                        Daslic Holdings Company

                                        By: /s/ Stanley F. Bielicki       (SEAL)
                                            ------------------------------------
                                            Stanley F. Bielicki
                                            President

                                        FASTNET Acquisition, Inc.


                                        By: /s/ Stephen A. Hurley         (SEAL)
                                            ------------------------------------
                                            Stephen A. Hurley
                                            President


                                        First Union National Bank


                                        By: /s/ Peter A. Gray             (SEAL)
                                            ------------------------------------
                                            Peter A. Gray, Vice President



                                     Page 4

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                               SECURITY AGREEMENT

                                                               December 28, 2001

FASTNET Corporation
Two Courtney Place, Suite 130
3864 Courtney Street
Bethlehem, Pennsylvania  18107

NetReach, Inc.
One e-Commerce Plaza
124 South Maple Street
Ambler, Pennsylvania  19002

Daslic Holdings Company
103 Foulk Road, Suite 200
Wilmington, Delaware  19803

FASTNET Acquisition, Inc.
1209 Orange Street
Wilmington, Delaware  19801
(Individually and collectively "Debtor")

First Union National Bank
702 Hamilton Street
Allentown, Pennsylvania  18101
(Hereinafter referred to as "Bank")

For value received and to secure payment and performance of any and all obligations of Debtor (also referred to herein as "Borrower") to Bank however created, arising or evidenced, whether direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, and whether or not evidenced by a Loan Document, including swap agreements (as defined in 11 U.S.C. ss.101), future advances, and all costs and expenses incurred by Bank to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest (collectively, "Obligations"), Debtor hereby grants to Bank a continuing security interest in and lien upon the following described property, whether now owned or hereafter acquired, and any additions, replacements, accessions, or substitutions thereof and all cash and non-cash proceeds and products thereof (collectively, "Collateral"):

All of the personal property of Debtor of every kind and nature including, without limitation, all accounts, equipment, accessions, inventory, chattel paper, instruments, documents, rights to proceeds under letters of credit, letter-of-credit rights, deposit accounts, and general intangibles, wherever located.

Debtor hereby represents and agrees that:

OWNERSHIP. Debtor owns the Collateral or Debtor will purchase and acquire rights in the Collateral within ten days of the date advances are made under the Loan Documents. The Collateral is free and clear of all liens, security interests, and claims except those previously reported in writing to Bank, and Debtor will keep the Collateral free and clear from all liens, security interests and claims, other than those granted to or approved by Bank or permitted by the Loan Documents.

NAME AND OFFICES; JURISDICTION OF ORGANIZATION. The name and address of Debtor appearing at the beginning of this Agreement are Debtor's exact legal name and the address of its chief executive office. There has been no change in the name of Debtor, or the name under which Debtor conducts business, within the two years preceding the date hereof except as previously reported in writing to Bank. Debtor has not moved its chief executive office within the two years preceding the date hereof except as previously reported in writing to Bank. Debtor is organized under the laws of the states indicated and has not changed the jurisdiction of its organization within the two years preceding the date hereof except as previously reported in writing to Bank.

TITLE/TAXES. Debtor has good and marketable title to Collateral and will warrant and defend same against all claims. Debtor will not transfer, sell, or lease Collateral (except as permitted herein). Debtor agrees to pay promptly all taxes and assessments upon or for the use of Collateral and on this Security Agreement except for those contested in good faith by Debtor. At its option, Bank may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on Collateral. Debtor agrees to reimburse Bank, on demand, for any such payment made by Bank. Any amounts so paid shall be added to the Obligations.

WAIVERS. Debtor agrees not to assert against Bank as a defense (legal or equitable), as a set-off, as a counterclaim, or otherwise, any claims Debtor may have against any seller or lessor that provided personal property or services relating to any part of the Collateral. Debtor waives all exemptions and homestead rights with regard to the Collateral. Debtor waives any and all rights to any bond or security which might be required by applicable law prior to the exercise of any of Bank's remedies against any Collateral. All rights of Bank and security interests hereunder, and all obligations of Debtor hereunder, shall be absolute and unconditional, not discharged or impaired irrespective of (and regardless of whether Debtor receives any notice of): (i) any lack of validity or enforceability of any Loan Document; (ii) any change in the time, manner or place of payment or performance, or in any term, of all or any of the Obligations or the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document; (iii) any exchange, release or non-perfection of any collateral, or any release of or modifications of the obligations of any guarantor or other obligor; (iv) any amendment or waiver of or consent to departure from any Loan Document or other agreement. To the extent permitted by law, Debtor hereby waives any rights under any valuation, stay, appraisement, extension or redemption laws now existing or which may hereafter exist and which, but for this provision, might be applicable to any sale or disposition of the Collateral by Bank; and any other circumstance which might otherwise constitute a defense available to, or a discharge of any party with respect to the Obligations.

NOTIFICATIONS; LOCATION OF COLLATERAL. Debtor will notify Bank in writing at least 30 days prior to any change in: (i) Debtor's chief place of business and/or residence; (ii) Debtor's name or identity; (iii) Debtor's corporate/organizational structure; or (iv) the jurisdiction in which Debtor is organized. In addition, Debtor shall promptly notify Bank of any claims or alleged claims of any other person or entity to the Collateral or the institution of any litigation, arbitration, governmental investigation or administrative proceedings against or affecting the Collateral. Debtor will keep Collateral at the location(s) previously provided to Bank until such time as Bank provides written advance consent to a change of location. Debtor will bear the cost of preparing and filing any documents necessary to protect Bank's liens.

COLLATERAL CONDITION AND LAWFUL USE. Debtor represents that the Collateral is in good repair and condition and that Debtor shall use reasonable care to prevent Collateral from being damaged or depreciating, normal wear and tear excepted. Debtor shall immediately notify Bank of any material loss or damage to Collateral. Debtor shall not permit any item of Collateral to become a fixture to real estate or an accession to other personal property unless such property is also Collateral hereunder. Debtor represents it is in compliance in all material respects with all laws, rules and regulations applicable to the Collateral and its properties, operations, business, and finances.

RISK OF LOSS AND INSURANCE. Debtor shall bear all risk of loss with respect to the Collateral. The injury to or loss of Collateral, either partial or total, shall not release Debtor from payment or other performance hereof. Debtor agrees to obtain and keep in force casualty and hazard insurance on Collateral naming Bank as additional insured. Such insurance is to be in form and amounts and issued by such companies as are reasonably satisfactory to Bank. All such policies shall provide to Bank a minimum of 30 days written notice of cancellation. Debtor shall furnish to Bank such policies, or other evidence of such policies satisfactory to Bank. If Debtor fails to obtain or maintain in force such insurance or fails to furnish such evidence, Bank is authorized, but

                                     Page 2
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not obligated, to purchase any or all insurance or "Single Interest Insurance"
protecting such interest as Bank deems appropriate against such risks and for such coverage and for such amounts, including either the loan amount or value of the Collateral, all at its discretion, and at Debtor's expense. In such event, Debtor agrees to reimburse Bank for the cost of such insurance and Bank may add such cost to the Obligations. Debtor shall bear the risk of loss to the extent of any deficiency in the effective insurance coverage with respect to loss or damage to any of the Collateral.

FINANCING STATEMENTS, POWER OF ATTORNEY. Except as provided to Bank in writing, no financing statement (other than any filed or approved by Bank) covering any Collateral is on file in any public filing office. On request of Bank, Debtor will execute one or more financing statements in form satisfactory to Bank and will pay all costs and expenses of filing the same or of filing this Security Agreement in all public filing offices, where filing is deemed by Bank to be desirable. Bank is authorized to file financing statements relating to Collateral without Debtor's signature where authorized by law. Debtor hereby constitutes and appoints Bank the true and lawful attorney of Debtor with full power of substitution to take any and all appropriate action and to execute any and all documents or instruments that may be necessary or desirable to accomplish the purpose and carry out the terms of this Security Agreement. The foregoing power of attorney is coupled with an interest and shall be irrevocable until all of the Obligations have been paid in full. Neither Bank nor anyone acting on its behalf shall be liable for acts, omissions, errors in judgment, or mistakes in fact in such capacity as attorney-in-fact, except any caused by willful misconduct or gross negligence of Bank or anyone acting on its behalf. Debtor ratifies all acts of Bank as attorney-in-fact. Debtor agrees to take such other actions, at Debtor's expense, as might be requested for the perfection, continuation and assignment, in whole or in part, of the security interests granted herein and to assure Bank's intended priority position. If certificates, passbooks, or other documentation or evidence is/are issued or outstanding as to any of the Collateral, Debtor will cause the security interests of Bank to be properly protected, including perfection by notation thereon or delivery thereof to Bank. By March 1, 2002, Debtor shall cause the existing financing statement in favor of Cisco Systems to be released of record.

LANDLORD/MORTGAGEE WAIVERS. Debtor shall cause each mortgagee of real property owned by Debtor and each landlord of real property leased by Debtor to execute and deliver instruments satisfactory in form and substance to Bank by which such mortgagee or landlord subordinates its rights, if any, in the Collateral.

CONTROL. Debtor will cooperate with Bank in obtaining control with respect to Collateral consisting of electronic chattel paper.

CHATTEL PAPER, ACCOUNTS, GENERAL INTANGIBLES. Debtor warrants that Collateral consisting of chattel paper, accounts, or general intangibles is (i) genuine and enforceable in accordance with its terms; (ii) not subject to any defense, set-off, claim or counterclaim of a material nature against Debtor except as to which Debtor has notified Bank in writing; and (iii) not subject to any other circumstances that would materially impair the validity, enforceability, value, or amount of such Collateral except as to which Debtor has notified Bank in writing. Debtor shall not amend, modify or supplement any lease, contract or agreement contained in Collateral or waive any provision therein in a manner materially adverse to Bank, without prior written consent of Bank. Debtor will not create any tangible chattel paper without placing a legend on the chattel paper acceptable to Bank indicating that Bank has a security interest in the chattel paper. Debtor will not create any electronic chattel paper without taking all steps deemed necessary by Bank to confer control of the electronic chattel paper upon Bank in accordance with the UCC.

ACCOUNT INFORMATION. From time to time, at Bank's request, Debtor shall provide Bank with schedules describing all accounts, including customers' addresses, created or acquired by Debtor and at Bank's request shall execute and deliver written assignments of contracts and other documents evidencing such accounts to Bank. Together with each schedule, Debtor shall, if requested by Bank, furnish Bank with copies of Debtor's sales journals, invoices, customer purchase orders or the equivalent, and original shipping or delivery receipts for all goods sold, and Debtor warrants the genuineness thereof.

                                     Page 3
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ACCOUNT DEBTORS. If a Default should occur, Bank shall have the right to notify the account debtors obligated on any or all of the Collateral to make payment thereof directly to Bank and Bank may take control of all proceeds of any such Collateral. The cost of such collection and enforcement, including attorneys' fees and expenses, shall be borne solely by Debtor whether the same is incurred by Bank or Debtor. If a Default should occur, Debtor will, upon receipt of all checks, drafts, cash and other remittances in payment on Collateral, deposit the same in a special bank account maintained with Bank, over which Bank also has the power of withdrawal.

If a Default should occur, no discount, credit, or allowance shall be granted by Debtor to any account debtor and no return of merchandise shall be accepted by Debtor without Bank's consent. Bank may, after Default, settle or adjust disputes and claims directly with account debtors for amounts and upon terms that Bank considers advisable, and in such cases Bank will credit the Obligations with the net amounts received by Bank, after deducting all of the expenses incurred by Bank. Debtor agrees to indemnify and defend Bank and hold it harmless with respect to any claim or proceeding arising out of any matter related to collection of Collateral, except any caused by the willful misconduct or gross negligence of Bank.

GOVERNMENT CONTRACTS. If any Collateral covered hereby arises from obligations due to Debtor from any governmental unit or organization, if a Default shall occur Debtor shall immediately notify Bank in writing and execute all documents and take all actions deemed necessary by Bank to ensure recognition by such governmental unit or organization of the rights of Bank in the Collateral.

INVENTORY. So long as no Default has occurred, Debtor shall have the right in the regular course of business, to process and sell Debtor's inventory. If a Default should occur, Debtor will, upon receipt of all checks, drafts, cash and other remittances, in payment of Collateral sold, deposit the same in a special bank account maintained with Bank, over which Bank also has the power of withdrawal. Debtor shall comply in all material respects with all laws, regulations, rulings, and orders applicable to Debtor or its assets or business including, without limitation, the Federal Fair Labor Standards Act in the conduct of its business and the production of inventory. Debtor shall notify Bank immediately of any violation by Debtor of the Fair Labor Standards Act, and a failure of Debtor to so notify Bank shall constitute a continuing representation that all inventory then existing has been produced in compliance with the Fair Labor Standards Act.

INSTRUMENTS, CHATTEL PAPER, DOCUMENTS. If a Default shall occur, any Collateral that is instruments, chattel paper and negotiable documents will be properly assigned to, the originals of any such Collateral in tangible form deposited with and held by Bank, unless Bank shall hereafter otherwise direct or consent in writing. Bank may, without notice, if a Default shall occur, exercise any or all rights of collection, conversion, or exchange and other similar rights, privileges and options pertaining to Collateral, but shall have no duty to do so.

COLLATERAL DUTIES. Bank shall have no custodial or ministerial duties to perform with respect to Collateral pledged except as set forth herein; and by way of explanation and not by way of limitation, Bank shall incur no liability for any of the following: (i) loss or depreciation of Collateral (unless caused by its willful misconduct or gross negligence), (ii) failure to present any paper for payment or protest, to protest or give notice of nonpayment, or any other notice with respect to any paper or Collateral.

TRANSFER OF COLLATERAL. Bank may assign its rights in all of the Collateral together with the Loan Documents to any assignee who shall thereupon become vested with all the powers and rights herein given to Bank with respect to the property so transferred and delivered, and Bank shall thereafter be forever relieved and fully discharged from any liability with respect to such property so transferred, but with respect to any property not so transferred, Bank shall retain all rights and powers hereby given.

INSPECTION, BOOKS AND RECORDS. Debtor will at all times keep accurate and complete records covering each item of Collateral, including the proceeds therefrom. Bank, or any of its agents, shall have the right, at intervals to be determined by Bank and without hindrance or delay, at Bank's expense, to

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inspect, audit, and examine the Collateral and to make copies of and extracts from the books, records, journals, orders, receipts, correspondence and other data relating to Collateral, Debtor's business or any other transaction between the parties hereto. Debtor will at its expense furnish Bank copies thereof upon request.

CROSS COLLATERALIZATION LIMITATION. As to any other existing or future consumer purpose loan made by Bank to Debtor, within the meaning of the Federal Consumer Credit Protection Act, Bank expressly waives any security interest granted herein in Collateral that Debtor uses as a principal dwelling and household goods.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION. Debtor shall pay all of Bank's reasonable expenses incurred in enforcing this Security Agreement and in preserving and liquidating Collateral, including but not limited to, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred with or without the commencement of a suit, trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

DEFAULT. If any of the following occurs, a default ("Default") under this Security Agreement shall exist: LOAN DOCUMENT DEFAULT. A default under any Loan Document. COLLATERAL LOSS OR DESTRUCTION. Any material loss, theft, substantial damage, or destruction of Collateral not fully covered by insurance. COLLATERAL SALE, LEASE OR ENCUMBRANCE. Any sale, lease, or encumbrance of any Collateral not specifically permitted herein without prior written consent of Bank. LEVY, SEIZURE OR ATTACHMENT. The making of any levy, seizure, or attachment on or of Collateral which is not removed within 20 days. UNAUTHORIZED COLLECTION OF COLLATERAL. Any attempt to collect, cash in or otherwise recover deposits that are Collateral. UNAUTHORIZED TERMINATION. Any attempt to terminate, revoke, rescind, modify, or violate the terms of this Security Agreement without the prior written consent of Bank.

REMEDIES ON DEFAULT (INCLUDING POWER OF SALE). If a Default occurs, all of the Obligations shall be immediately due and payable, without notice and Bank shall have all the rights and remedies of a secured party under the Uniform Commercial Code. Without limitation thereto, Bank shall have the following rights and remedies: (i) to take immediate possession of Collateral, without notice or resort to legal process, and for such purpose, to enter upon any premises on which Collateral or any part thereof may be situated and to remove the same therefrom, or, at its option, to render Collateral unusable or dispose of said Collateral on Debtor's premises; (ii) to require Debtor to assemble the Collateral and make it available to Bank at a place to be designated by Bank;
(iii) to exercise its right of set-off or bank lien as to any monies of Debtor deposited in accounts of any nature maintained by Debtor with Bank or affiliates of Bank, without advance notice, regardless of whether such accounts are general or special; (iv) to dispose of Collateral, as a unit or in parcels, separately or with any real property interests also securing the Obligations, in any county or place to be selected by Bank, at either private or public sale (at which public sale Bank may be the purchaser) with or without having the Collateral physically present at said sale.

Any notice of sale, disposition or other action by Bank required by law and sent to Debtor at Debtor's address shown above, or at such other address of Debtor as may from time to time be shown on the records of Bank, at least 5 days prior to such action, shall constitute reasonable notice to Debtor. Notice shall be deemed given or sent when mailed postage prepaid to Debtor's address as provided herein. Bank shall be entitled to apply the proceeds of any sale or other disposition of the Collateral, and the payments received by Bank with respect to any of the Collateral, to Obligations in such order and manner as Bank may determine. Collateral that is subject to rapid declines in value and is customarily sold in recognized markets may be disposed of by Bank in a recognized market for such collateral without providing notice of sale. Debtor waives any and all requirements that the Bank sell or dispose of all or any part of the Collateral at any particular time, regardless of whether Debtor has requested such sale or disposition.

REMEDIES ARE CUMULATIVE. No failure on the part of Bank to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Bank or any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law, in equity, or in other Loan Documents.

MISCELLANEOUS. (i) AMENDMENTS AND WAIVERS. No waiver, amendment or modification of any provision of this Security Agreement shall be valid unless in writing and signed by Debtor and an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other Default or of the same Default on a future occasion. (ii) ASSIGNMENT. All rights of Bank hereunder are freely assignable together with the Loan Documents, in whole, and shall inure to the benefit of and be enforceable by Bank, its successors, assigns and affiliates. Debtor shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Debtor to assign without Bank's prior written consent is null and void. Any assignment shall not release Debtor from the Obligations. This Security Agreement shall be binding upon Debtor, and the heirs, personal representatives, successors, and assigns of Debtor. (iii) APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Security Agreement shall be governed by and construed under the law of the jurisdiction named in the address of the Bank first shown above (the "Jurisdiction") without regard to that Jurisdiction's conflict of laws principles, except to the extent that the UCC requires the application of the law of a different jurisdiction. If any terms of this Security Agreement conflict with the terms of any commitment letter or loan proposal, the terms of this Security Agreement shall control. (iv) JURISDICTION. Debtor irrevocably agrees to non-exclusive personal jurisdiction in the Jurisdiction in which the office of Bank as stated above is located. (V) SEVERABILITY. If any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. (vi) NOTICES. Any notices to Debtor shall be sufficiently given, if in writing and mailed or delivered to the address of Debtor shown above or such other address as provided hereunder; and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Debtor changes Debtor's mailing address at any time prior to the date the Obligations are paid in full, Debtor agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. (vii) CAPTIONS. The captions contained herein are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof. The use of the plural shall also mean the singular, and vice versa. (viii) JOINT AND SEVERAL LIABILITY. If more than one party has signed this Security Agreement, such parties are jointly and severally obligated hereunder. (ix) BINDING CONTRACT. Debtor by execution and Bank by acceptance of this Security Agreement, agree that each party is bound by all terms and provisions of this Security Agreement.

DEFINITIONS. LOAN DOCUMENTS. The term "Loan Documents" refers to all documents, including this Agreement, whether now or hereafter existing, executed in connection with or related to the Obligations, and may include, without limitation and whether executed by Debtor or others, loan agreements, promissory notes, guaranty agreements, deposit or other similar agreements, other security agreements, letters of credit and applications for letters of credit, security instruments, financing statements, mortgage instruments, any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss. 101). THIRD PARTY. The term "Third Party" means any Broker, Collateral Agent, Securities Intermediary and/or bank which from time to time maintains a securities account, and is acting in such capacity, for Debtor or maintains a deposit account for Debtor with respect to any part of the Collateral. UCC. "UCC" means the Uniform Commercial Code as presently and hereafter enacted in the Jurisdiction. TERMS DEFINED IN THE UCC. Any term used in this Agreement and in any financing statement filed in connection herewith which is defined in the UCC and not otherwise defined in this Agreement or any other Loan Document has the meaning given to the term in the UCC. Debtor acknowledges and understands that any such term relating to the description of Collateral may be defined in one or both of (i) the version of
Article 9 of the UCC as enacted and in force in the Jurisdiction on the date this Agreement is signed by Debtor or (ii) a revised version of Article 9 of the UCC (substantially in the form of Revised Article 9 (2000 Revision) version thereof promulgated by the National Conference of Commissioners on Uniform State Laws and the American Law Institute) ("Revised Article 9") enacted and in force in the Jurisdiction at any relevant future time. In light of the foregoing, Debtor agrees that, if terms defining items or classes of Collateral change or are added as a result of the enactment of Revised Article 9 in the Jurisdiction, the meaning to be ascribed to any such term with respect to any particular item or class of Collateral hereunder and the interpretation thereof after the date of such enactment shall be (a) if such term is defined in both versions of
Article 9 and such definitions differ, the broader or more encompassing of the two definitions, regardless of duplication, and (b) if such term is defined under only one of the versions of Article 9, the definition in that version.

IN WITNESS WHEREOF, Debtor, on the day and year first written above, has caused this Security Agreement to be executed under seal.


                                   FASTNET Corporation
                                   Taxpayer Identification Number: 23-2767197


                                   By: /s/ Stephen A. Hurley              (SEAL)
                                       -----------------------------------------
                                       Stephen A. Hurley
                                       President

                                   NetReach, Inc.
                                   Taxpayer Identification Number: 23-3017097

                                   By: /s/ Stephen A. Hurley              (SEAL)
                                       -----------------------------------------
                                       Stephen A. Hurley
                                       President

                                   Daslic Holdings Company
                                   Taxpayer Identification Number: 51-0396096

                                   By: /s/ Stanley F. Bielicki            (SEAL)
                                       -----------------------------------------
                                       Stanley F. Bielicki
                                       President

                                   FASTNET Acquisition, Inc.
                                   Taxpayer Identification Number: _____________

                                   By: /s/ Stephen A. Hurley              (SEAL)
                                       -----------------------------------------
                                       Stephen A. Hurley
                                       President

                                 PROMISSORY NOTE


$2,300,000.00
                                                               December 28, 2001

FASTNET Corporation
Two Courtney Place, Suite 130
3864 Courtney Street
Bethlehem, Pennsylvania  18107

NetReach, Inc.
One e-Commerce Plaza
124 South Maple Street
Ambler, Pennsylvania   18107

Daslic Holdings Company
103 Foulk Road, Suite 200
Wilmington, Delaware  19803

FASTNET Acquisition, Inc.
1209 Orange Street
Wilmington, Delaware  19801
(Individually and collectively "Borrower")

First Union National Bank
702 Hamilton Street
Allentown, Pennsylvania  18101
(Hereinafter referred to as "Bank")

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, at its office indicated above or wherever else Bank may specify, the sum of Two Million, Three Hundred Thousand and No/100 Dollars ($2,300,000.00) or such lesser sum as may be advanced and outstanding from time to time, with interest on the unpaid principal balance at the rate and on the terms provided in this Promissory Note (including all renewals, extensions or modifications hereof, this "Note").

LOAN AGREEMENT. This Note is subject to the provisions of that certain Loan Agreement between Bank and Borrower of even date herewith, as modified from time to time.

USE OF PROCEEDS. Borrower shall use the proceeds of the loan(s) evidenced by this Note for the commercial purposes of Borrower, as follows: for general corporate purposes.

SECURITY. Borrower has granted Bank a security interest in the collateral described in the Loan Documents, including, but not limited to, personal property collateral described in that certain Security Agreement of even date herewith.

INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note from the date hereof at the LIBOR Market Index Rate plus 1.5%, as that rate may change from day to day in accordance with changes in the LIBOR Market Index Rate ("Interest Rate"). "LIBOR Market Index Rate", for any day, is the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source or interbank quotation).

DEFAULT RATE. In addition to all other rights contained in this Note, if a Default (as defined herein) occurs and as long as a Default continues, all outstanding Obligations shall bear interest at the Interest Rate plus 3% ("Default Rate"). The Default Rate shall also apply from acceleration until the Obligations or any judgment thereon is paid in full.

INTEREST AND FEE(S) COMPUTATION (ACTUAL/360). Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective interest yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the Actual/360 Computation produces an annualized effective rate exceeding the nominal rate.

REPAYMENT TERMS. This Note shall be due and payable in consecutive monthly payments of principal of $95,833.33, plus accrued interest, commencing on January 28, 2002, and continuing on the same day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on December 28, 2003. This Note shall be prepayable, in whole or in part, at any time by Borrower, without penalty or premium.

AUTOMATIC DEBIT OF CHECKING ACCOUNT FOR LOAN PAYMENT. Borrower authorizes Bank to debit demand deposit account number _______________ or any other account with Bank (routing number 031000503) designated in writing by Borrower, beginning January 28, 2002 for any payments due under this Note. Borrower further certifies that Borrower holds legitimate ownership of this account and preauthorizes this periodic debit as part of its right under said ownership.

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. If a Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS. LOAN DOCUMENTS. The term "Loan Documents" used in this Note and the other Loan Documents refers to all documents executed in connection with or related to the loan evidenced by this Note and any prior notes which evidence all or any portion of the loan evidenced by this Note, and any letters of credit issued pursuant to any loan agreement to which this Note is subject, any applications for such letters of credit and any other documents executed in connection therewith or related thereto, and may include, without limitation, a loan agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. ss. 101). OBLIGATIONS. The term "Obligations" used in this Note refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Document(s), and all obligations under any swap agreements (as defined in 11 U.S.C. ss. 101) between Borrower and Bank whenever executed. CERTAIN OTHER TERMS. All terms that are used but not otherwise defined in any of the Loan Documents shall have the definitions provided in the Uniform Commercial Code.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to Bank a late charge equal to 5% of each payment past due for 10 or more days after receipt of written notice from Bank that such payment is overdue.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Obligations including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Bank in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

CURE PERIOD. Except as provided below, a Default based upon Nonpayment, as defined herein, may be cured within 5 days of the date such payment is due and any other Default may be cured within 10 days after written notice thereof is mailed to the Borrower by Bank. The Borrower's right to cure shall be applicable only to curable defaults and shall not apply, without limitation, to Defaults based upon False Warranty or Cessation; Bankruptcy. Borrower shall have the right to cure a Default requiring mailing of notice only once during any 12 month period. Bank shall not exercise its remedies to collect the Obligations except as Bank reasonably deems necessary to protect its interest in collateral securing the Obligations during a cure period.

DEFAULT. If any of the following occurs and is not cured within the applicable Cure Period, a default ("Default") under this Note shall exist: NONPAYMENT; NONPERFORMANCE. The failure of timely payment or performance of the Obligations or Default under this Note or any other Loan Documents. FALSE WARRANTY. A warranty or representation made or deemed made in the Loan Documents or furnished Bank in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false. CROSS DEFAULT. At Bank's option, any default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower or any Subsidiary of Borrower with Bank or its affiliates ("Subsidiary" shall mean any business in which Borrower holds, directly or indirectly, a controlling interest). CESSATION; BANKRUPTCY. The death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against Borrower, its Subsidiaries, or any party to the Loan Documents; provided, however, in the event of an involuntary bankruptcy proceeding filed against Borrower or its Subsidiaries, Borrower shall have 60 days to dismiss such proceeding. MATERIAL CAPITAL STRUCTURE OR BUSINESS ALTERATION. Without prior written consent of Bank,
(i) a material alteration in the kind or type of Borrower's business or that of Borrower's Subsidiaries; (ii) the sale of substantially all of the business or assets of Borrower, or any of Borrower's Subsidiaries, or a material portion (20% or more) of such business or assets if such a sale is outside the ordinary course of business of Borrower, or any of Borrower's Subsidiaries, in each case considering all entities constituting Borrower, taken as a whole and not individually.

REMEDIES UPON DEFAULT. If a Default occurs under this Note or any Loan Documents, Bank may at any time thereafter, take the following actions: BANK LIEN. Foreclose its security interest or lien against Borrower's accounts without notice. ACCELERATION UPON DEFAULT. Accelerate the maturity of this Note and, at Bank's option, any or all other Obligations, whereupon this Note and the accelerated Obligations shall be immediately due and payable; provided, however, if the Default is based upon a bankruptcy or insolvency proceeding commenced by or against Borrower or any guarantor or endorser of this Note, all Obligations shall automatically and immediately be due and payable. CUMULATIVE. Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

CONFESSION OF JUDGMENT. THE FOLLOWING PARAGRAPH SETS FORTH A POWER OF AUTHORITY FOR ANY ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWER. IN GRANTING THIS WARRANT OF ATTORNEY TO CONFESS JUDGMENT AGAINST BORROWER, THE BORROWER, FOLLOWING

CONSULTATION WITH (OR DECISION NOT TO CONSULT) SEPARATE COUNSEL FOR BORROWER AND WITH KNOWLEDGE OF THE LEGAL EFFECT HEREOF, HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY, INTELLIGENTLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHTS THE BORROWER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES OF AMERICA, COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE INCLUDING, WITHOUT LIMITATION, A HEARING PRIOR TO GARNISHMENT AND ATTACHMENT OF THE BORROWER'S BANK ACCOUNT AND OTHER ASSETS. BORROWER ACKNOWLEDGES AND UNDERSTANDS THAT BY ENTERING INTO THIS NOTE CONTAINING A CONFESSION OF JUDGMENT CLAUSE THAT BORROWER IS VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY GIVING UP ANY AND ALL RIGHTS, INCLUDING CONSTITUTIONAL RIGHTS, THAT BORROWER HAS OR MAY HAVE TO NOTICE AND A HEARING BEFORE JUDGMENT CAN BE ENTERED AGAINST BORROWER AND BEFORE THE BORROWER'S ASSETS, INCLUDING, WITHOUT LIMITATION, ITS BANK ACCOUNTS, MAY BE GARNISHED, LEVIED, EXECUTED UPON AND/OR ATTACHED. BORROWER UNDERSTANDS THAT ANY SUCH GARNISHMENT, LEVY, EXECUTION AND/OR ATTACHMENT SHALL RENDER THE PROPERTY GARNISHED, LEVIED, EXECUTED UPON OR ATTACHED IMMEDIATELY UNAVAILABLE TO BORROWER. IT IS SPECIFICALLY ACKNOWLEDGED BY BORROWER THAT THE BANK HAS RELIED ON THIS WARRANT OF ATTORNEY AND THE RIGHTS WAIVED BY BORROWER HEREIN IN RECEIVING THIS NOTE AND AS AN INDUCEMENT TO GRANT FINANCIAL ACCOMMODATIONS TO THE BORROWER.

If a Default occurs under this Note or any other Loan Documents, each Borrower hereby jointly and severally authorizes and empowers any attorney of any court of record or the prothonotary or clerk of any county in the Commonwealth of Pennsylvania, or in any jurisdiction where permitted by law or the clerk of any United States District Court, to appear for Borrower in any and all actions which may be brought hereunder and enter and confess judgment against the Borrower or any of them in favor of the Bank for such sums as are due or may become due hereunder or under any other Loan Documents, together with costs of suit and actual collection costs including, without limitation, reasonable attorneys' fees equal to 1% of the Obligations then due and owing but in no event less than $5,000.00, with or without declaration, without prior notice, without stay of execution and with release of all procedural errors and the right to issue executions forthwith. To the extent permitted by law, Borrower waives the right of inquisition on any real estate levied on, voluntarily condemns the same, authorizes the prothonotary or clerk to enter upon the writ of execution this voluntary condemnation and agrees that such real estate may be sold on a writ of execution; and also waives any relief from any appraisement, stay or exemption law of any state now in force or hereafter enacted. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS NOTE, BORROWER FURTHER WAIVES THE RIGHT TO ANY NOTICE AND HEARING PRIOR TO THE EXECUTION, LEVY, ATTACHMENT OR OTHER TYPE OF ENFORCEMENT OF ANY JUDGMENT OBTAINED HEREUNDER, INCLUDING, WITHOUT LIMITATION, THE RIGHT TO BE NOTIFIED AND HEARD PRIOR TO THE GARNISHMENT, LEVY, EXECUTION UPON AND ATTACHMENT OF BORROWER'S BANK ACCOUNTS AND OTHER PROPERTY. If a copy of this Note verified by affidavit of any officer of the Bank shall have been filed in such action, it shall not be necessary to file the original thereof as a warrant of attorney, any practice or usage to the contrary notwithstanding. The authority herein granted to confess judgment shall not be exhausted by any single exercise thereof, but shall continue and may be exercised from time to time as often as the Bank shall find it necessary and desirable and at all times until full payment of all amounts due hereunder and under any other Loan Documents. The Bank may confess one or more judgments in the same or different jurisdictions for all or any part of the Obligations arising hereunder or under any other Loan Documents to which Borrower is a party, without regard to whether judgment has theretofore been confessed on more than one occasion for the same Obligations. In the event that any judgment confessed against the Borrower is stricken or opened upon application by or on behalf of Borrower or any obligor for any reason, the Bank is hereby authorized and empowered to again appear for and confess judgment against Borrower for any part or all of the Obligations owing under this Note and/or for any other liabilities, as herein provided.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank and Borrower. No waiver by Bank of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Each Borrower or any person liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind except as expressly provided in the Loan Documents. Further, each agrees that Bank may extend, modify or renew this Note or make a novation of the loan evidenced by this Note for any period, and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any other Borrower or any other person liable under this Note or other Loan Documents, all without notice to or consent of each Borrower or each person who may be liable under this Note or any other Loan Document and without affecting the liability of Borrower or any person who may be liable under this Note or any other Loan Document.

MISCELLANEOUS PROVISIONS. ASSIGNMENT. This Note and the other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note and the other Loan Documents are freely assignable, in whole or in part, by Bank. In addition, nothing in this Note or any of the other Loan Documents shall prohibit Bank from pledging or assigning this Note or any of the other Loan Documents or any interest therein to any Federal Reserve Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Note and, unless otherwise provided in any other Loan Document, the other Loan Documents shall be governed by and construed under the laws of the state named in Bank's address shown above without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of any loan agreement or any commitment letter that survives closing, the terms of this Note shall control. BORROWER'S ACCOUNTS. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower's accounts with Bank and any of its affiliates. JURISDICTION. Borrower and Bank irrevocably agree to non-exclusive personal jurisdiction in the state named in Bank's address shown above. SEVERABILITY. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. NOTICES. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. PLURAL; CAPTIONS. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. POSTING OF PAYMENTS. All payments received during normal banking hours after 2:00 p.m. local time at the office of Bank first shown above shall be deemed received at the opening of the next banking day. JOINT AND SEVERAL Obligations. Each person who signs this Note as a Borrower (as defined herein) is jointly and severally obligated. FEES AND TAXES. Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial

Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. SPECIAL RULES. All arbitration hearings shall be conducted in the city named in the address of Bank first stated above. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. WAIVER OF EXEMPLARY DAMAGES. The parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially. WAIVER OF JURY TRIAL. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed under seal.

PLACE OF EXECUTION AND DELIVERY. Borrower hereby certifies that this Note and the Loan Documents were executed in the Commonwealth of Pennsylvania and delivered to Bank in the Commonwealth of Pennsylvania.
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
FASTNET Corporation                              NetReach, Inc.
Taxpayer Identification Number:  23-2767197      Taxpayer Identification Number:  23-3017097


By: /s/ Stephen A. Hurley            (SEAL)      By: /s/ Stephen A. Hurley            (SEAL)
    ---------------------------------------          ---------------------------------------
    Stephen A. Hurley                                Stephen A. Hurley
    President                                        President

Daslic Holdings Company                          FASTNET Acquisition, Inc.
Taxpayer Identification Number:  51-0396096      Taxpayer Identification Number: ___________


By: /s/ Stanley F. Bielicki          (SEAL)      By: /s/ Stephen A. Hurley            (SEAL)
    ---------------------------------------          ---------------------------------------
    Stanley F. Bielicki                              Stephen A. Hurley
    President                                        President


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